UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2026

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(484) 328-4701

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 10, 2026, Ocugen, Inc. (the “Company” or “Ocugen”) entered into an Exclusive License Agreement (the “License Agreement”) with Celairis Therapeutics Holdings Pty Ltd (“Celairis”), pursuant to which Celairis was granted an exclusive, non-sublicensable, royalty-bearing license to (i) import, export, distribute, use, have used, keep, sell, have sold, or offer for sale, including to research, develop, commercialize, register, modify, enhance, improve, or otherwise exploit OCU400 (the “licensed product”) in Australia, Singapore, New Zealand, Malaysia, Thailand, Republic of the Philippines, Vietnam and Indonesia (the “Territory”) and (ii) to use the trademark selected by Ocugen in the Territory solely in connection with the licensed product in gene therapy for the treatment of retinitis pigmentosa (RP) in humans. The License Agreement provides that Ocugen and Celairis may expand the Territory to certain other countries in Asia and Oceania upon mutual agreement.

Celairis will have sole control over preparing, filing and maintaining regulatory submissions and communicating with regulatory authorities in the Territory. Celairis has agreed to use commercially reasonable efforts to prepare, file and obtain regulatory approval for, and to commercialize, the licensed product in the Territory. The Company will own the global safety database with respect to the licensed product.

Under the License Agreement, the Company will receive: (i) up to $6.1 million in the aggregate consisting of a fee, payable if the Company receives positive topline results from its Phase 3 LiMeliGht clinical trial of OCU400, and an up-front license fee; and (ii) a milestone payment of $1.0 million payable upon the approval of the licensed product by the Therapeutic Goods Administration in Australia. Additionally, the Company will receive a high-single digit percentage royalty on net sales of the licensed product generated by Celairis in the Territory and 50% of gross profits derived by Celairis from net sales of the licensed product in the Territory. The License Agreement provides that the Company will retain the sole right to manufacture OCU400 in the Territory. Celairis and the Company will use commercially reasonable efforts to enter into a manufacturing and supply agreement (the “Supply Agreement”) within 90 days after entering into the License Agreement.

The License Agreement and the licenses granted thereunder will continue in force until the last to occur of: (a) the 20 year anniversary of the date of the first commercial sale of the licensed product in the Territory; (b) the expiration of the last valid claim of a patent right within the licensor patent rights in the Territory; and (c) the expiration of all regulatory exclusivities for the licensed product in the Territory, and on such date the License Agreement and the licenses granted thereunder will terminate automatically. In addition, the License Agreement contains customary termination provisions in the event of an uncured material breach or upon certain corporate actions or events, including bankruptcy, receivership, or liquidation.

The foregoing summary of the material terms of the License Agreement is qualified in its entirety by the terms of the License Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2026 to be filed with the Securities and Exchange Commission (the “SEC”).

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated benefits to Ocugen of the License Agreement and planned Supply Agreement with Celairis, as well as statements regarding strategy, the potential amounts of milestone payments and profit share payments that may be received under the License Agreement, including Ocugen’s obligations under its prior license and commercialization agreements, the timing of regulatory submissions and the potential availability of OCU400 in the Territory, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the preclinical and clinical development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, including the timing of data readouts and marketing applications, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, statements regarding potential market size and commercial possibilities of Ocugen’s product candidates, which are subject to risks and uncertainties. Ocugen may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from Ocugen’s current expectations, including, but not limited to, the risks that the License Agreement and planned Supply Agreement with Celairis will not lead to the current anticipated benefits to Ocugen; that the Supply Agreement with Celairis will not be entered into; that OCU400 may not receive regulatory approval in any jurisdiction, including in the Territory; that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing may not be predictive of the results or success of later clinical trials; and that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in Ocugen’s filings with the SEC, including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that Ocugen files with the SEC. Any forward-looking statements that Ocugen makes in this Form 8-K speak only as of the date of this Form 8-K. Except as required by law, Ocugen assumes no obligation to update forward-looking statements contained in this Form 8-K whether as a result of new information, future events, or otherwise, after the date of this Form 8-K.

Item 7.01	Regulation FD Disclosure.

On November 10, 2026, the Company issued a press release announcing the execution of the License Agreement, attached hereto as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	Press Release of the Company, dated November 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2026

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder